UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2011

CHRYSLER GROUP LLC

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-54282	27-0187394
(Commission File Number)	(IRS Employer Identification No.)

1000 Chrysler Drive, Auburn Hills, Michigan	48326
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (248) 512-2950

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On August 2, 2011, Chrysler Group LLC issued a press release announcing U.S. retail sales of Chrysler Group vehicles in July 2011. A copy of this press release is filed as Exhibit 99.1 hereto and incorporated into this Item 8.01 by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release issued by Chrysler Group LLC dated August 2, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 2, 2011

CHRYSLER GROUP LLC (Registrant)

/s/ Reid Bigland
Reid Bigland Senior Vice President

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by Chrysler Group LLC dated August 2, 2011.